                                                                           99(a)
                       KEYCORP STUDENT LOAN TRUST 1999-A
                         CERTIFICATEHOLDERS' STATEMENT
                    pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  September 27, 2000

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)   $0.00
                                       --------------------
                                  (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)   $664,935.11             7.5200000%     (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $ 0.0000192        , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     6.2475000%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:           Not Applicable
                                                      --------------------


(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:     (1)  $0.00
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $ -
                                  --------------------
                             (2) ( $ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $657,677,452.59
                                                                     -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:               1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $726,470.20
                                                                                    --------------------
            (2)   $ 20.9962486         , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:      $0.00
                                  --------------------
                                  ($ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:          $0.00
                                  --------------------
                                  ($ -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ---------------
                        ($ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------


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

(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        ($987.71)
                                                                                                   ---------------

       (b)  Delinquent Contracts                       # Disb.         %               $ Amount             %
                                                       -------         -               --------             -
            30-60 Days Delinquent                        1,252       1.69%           $13,929,705             2.81%
            61-90 Days Delinquent                          634       0.85%           $ 7,633,043             1.54%
            91-120 Days Delinquent                         447       0.60%           $ 5,132,902             1.04%
            More than 120 Days Delinquent                  916       1.23%           $ 9,854,261             1.99%
            Claims Filed Awaiting Payment                  869       1.17%           $ 8,220,788             1.66%
                                                      ----------   ----------     --------------------     ----------
               TOTAL                                     4,118       5.54%           $44,770,699            9.03%

(viii) Amount in the Reserve Account:            $2,079,324.15
                                                 --------------------

(ix)   Amount in the Prefunding Account:         $0.00
                                                 --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:      $0.00
                                                                          --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:   $0.00
                                                                          --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         2.30%
                                                                          ----------
       (b)  TERI Trigger Event has not occurred.


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